Convertible
Holdings,
Inc.






FUND LOGO






Semi-Annual Report
June 30, 1995









Convertible Holdings, Inc.

Officers and Directors
Arthur Zeikel--President and Director
Terry K. Glenn--Executive Vice President
   and Director
Herbert I. London--Director
Robert R. Martin--Director
Joseph L. May--Director
Andre F. Perold--Director
N. John Hewitt--Senior Vice President
Vincent T. Lathbury III--Vice President and
   Portfolio Manager
Donald C. Burke--Vice President
Barton A. Vogel--Vice President
Gerald M. Richard--Treasurer
Mark B. Goldfus--Secretary

Custodian

The Chase Manhattan Bank, N.A.
Global Securities Services
Chase MetroTech Center
Brooklyn, New York 11245


Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(617) 328-5000







This report, including the financial information herein, is transmitted to the shareholders of Convertible Holdings, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Company or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance.




Convertible Holdings, Inc.
Box 9011
Princeton, NJ 08543-9011








Dear Shareholders:


For the six-month period ended June 30, 1995, Convertible Holdings, Inc. Capital Shares had a total investment return of +17.88%, based on a change in per share net asset value from $11.13 to $13.12, and assuming reinvestment of $0.008 per share short-term capital gains. During the same period, total investment return on Income Shares was +6.43%, based on a change in per share net asset value from $9.30 to $9.61, and assuming reinvestment of $0.280 per share income dividends.

The Environment
The stock market advanced strongly in the first half of 1995, as investors were encouraged by an improving economy and strong corporate earnings reports. In an effort to stave off inflation, the Federal Reserve Board repeatedly raised interest rates last year. This had a very negative impact on both the bond and stock markets.There is an enormous difference in sentiment this year. The Federal Reserve Board's actions seem to have succeeded in slowing economic growth to a sustainable rate and greatly reducing inflationary expectations. However, recent economic data have indicated a more pronounced slowing of the economy. In this environment investors initially switched out of the cyclical stocks and bid up large-capitalization consumer growth names. However, the market's advance became more widespread as the upsurge gained momentum, moving beyond technology stocks and blue chips.

The past few years have been unusually strong for corporate earnings. According to the Institutional Brokerage Estimate Systems, operating profits for the companies in the Standard & Poor's 500 Index (S&P 500) rose 12.3% in 1992, 16.5% in 1993 and 16.7% in 1994, far above the 50-year average annual gain of 6%--7%, and considerably better than during the 1988--1991 period when corporate profits actually fell. In this environment the S&P 500 rose 18.6% in the first half of 1995. In the first six months of 1995, the Merrill Lynch All Convertible Index advanced 12.8%, which was more in line with the smaller cap indexes such as the Russell 2000, which rose 13.2% and the Value Line Index, which increased 15.1%.

Companies with explosive earnings growth, such as semiconductor and computer companies, had stock advances far exceeding the averages, but those tied to the consumer (especially retailers and footwear) and economically sensitive (trucking, steel and mining) sectors have had very poor relative performance.

Generally, a convertible security is expected to realize 65%--70% of its underlying equity's upside, on average, but to experience only 35%--40% of its downside. Convertibles have beaten this benchmark significantly in the first half of 1995. However, convertible securities' underlying equities have lagged the major indexes, probably reflecting the convertible market's overweighting of out-of-favor cyclical issues, such as autos, and underweighting of the exceptionally strong technology group.

Investment Activities
Many of our larger purchases in the past six months were of convertible securities that provided attractive current income, favorable downside support because they were trading near their investment value (value as a straight bond), and whose underlying stock was down sharply from 12-month highs (the average decline was 42%). Our purchases included ICN Pharmaceuticals, Inc., J. Baker, Inc., Sports & Recreation, Inc., TheraTex Inc., Schuler Homes Inc., and Lyondell Petrochemical (an Atlantic Richfield credit). Other large purchases included EMC Corporation, Kemper Corp., Michaels Stores, Inc., The Olsten Corporation, Browning-Ferris Industries, Inc., Southdown, Inc., USX Corp., Cyprus Amax Minerals Co., Integrated Health Services, Inc., Merry Land & Investment Co., Inc., Pacific Gulf Properties, Inc. and Boise Cascade Corp.

We recently did a study of 245 New York Stock Exchange listed stocks that underlie convertible securities. Based on the average of the three most current consensus estimates for 1995, the estimated median per share earnings gain for the year is 28% and the average price/earnings ratio is 14.5 times. Although we expect many of these estimates to be reduced as the year progresses, it appears that this growth is likely to substantially exceed that of the stocks that comprise the major indexes. Therefore, we expect these secondary securities to outperform the large-capitalization stocks in the next 12 months.

In Conclusion
We thank you for your support of Convertible Holdings, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager



August 4, 1995

Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1995
                  S&P  Moody's     Face                                                                      Value
Industry         Rating Rating    Amount          Convertible Debentures                        Cost       (Note 1a)
Airlines--       BB-    Ba2     $ 1,000,000  AMR Corp., 6.125% due 11/01/2024                $    814,782   $  1,041,250
1.2%                                         Alaska Air Group Inc.:
                 B      Ba3         500,000    6.50% due 6/15/2005                                500,000        502,500
                 B      Ba3         800,000    6.875% due 6/15/2014                               664,000        662,000
                 B+     Ba3       1,000,000  UAL Corp., 6.375% due 2/01/2025++                    897,908      1,007,500
                                                                                             ------------   ------------
                                                                                                2,876,690      3,213,250

Automobile       BB+    Ba2       2,500,000  Arvin Industries, Inc., 7.50% due 9/30/2014        2,505,215      2,475,000
Parts--0.9%

Banking &        BB-    NR*       1,000,000  Mark Twain Bancshares, Inc., 7% due
Finance--0.8%                                6/01/1999                                          1,129,755      2,029,590

Broadcasting/    NR*    NR*       1,657,500  Intelcom Group Inc., 7% due
Communications--                             10/30/1998 (a)++                                   1,638,141      1,111,906
1.7%             A+     A1        1,000,000  Telekom Malaysia, 4% due 10/03/2004                1,000,000        960,000
                 BB+    Ba3       2,236,000  Time Warner, Inc., 8.75% due 1/10/2015             2,377,773      2,328,235
                                                                                             ------------   ------------
                                                                                                5,015,914      4,400,141

Building/        BB-    Ba1       2,565,000  Hechinger Company, 5.50% due 4/01/2012             1,665,075      1,622,363
Building         NR*    NR*       3,000,000  Kumagai Gumi Ltd., 4.875% due 12/08/1998++         2,925,000      2,610,000
Supplies--2.0%   NR*    NR*       1,500,000  Paul Y-ITC Construction Holdings, Inc.,
                                             5% due 2/03/2001                                   1,220,000      1,188,750
                                                                                             ------------   ------------
                                                                                                5,810,075      5,421,113

Cement--2.8%     BB     B1        2,000,000  Cemex, S.A., 4.25% due 11/01/1997++                2,000,000      1,500,000
                 BBB+   Baa2      3,590,000  Lafarge Corp., 7% due 7/01/2013                    3,708,350      3,666,288
                 B+     B1        2,500,000  Medusa Corp., 6% due 11/15/2003                    2,479,375      2,375,000
                                                                                             ------------   ------------
                                                                                                8,187,725      7,541,288

Computer/        B      Ba3       3,000,000  EMC Corporation, 4.25% due 1/01/2001               3,162,500      4,020,000
Business         B-     B2        1,000,000  Storage Technology Corp., 8% due
Equipment--2.7%                              5/31/2015***                                       1,047,500        975,000
                 B-     B2        1,500,000  Systems and Computer Technology Corp.,
                                             6.25% due 9/01/2003                                1,931,000      2,175,000
                                                                                             ------------   ------------
                                                                                                6,141,000      7,170,000

Conglomerates--  NR*    NR*       2,000,000  Polyphase Corporation, 12% due 7/05/1999++         2,000,000      1,720,000
0.6%

Drugstores--1.4% B      B2        3,052,000  Big B Inc., 6.50% due 3/15/2003***                 3,371,023      3,647,140

Electrical       B      B2        1,000,000  MagneTek, Inc., 8% due 9/15/2001                   1,002,500        980,000
Equipment--0.4%

Electronics--    BBB    Baa3      1,500,000  Arrow Electronics, Inc., 5.75% due
2.3%                                         10/15/2002                                         1,500,000      2,175,000
                 A-     A3        3,500,000  Avnet, Inc., 6% due 4/15/2012                      3,692,500      3,998,750
                                                                                             ------------   ------------
                                                                                                5,192,500      6,173,750

Energy--0.5%     B      B1        1,500,000  California Energy Company, Inc., 5% due
                                             7/31/2000                                          1,350,000      1,365,000

Environmental--  NR*    NR*       1,000,000  Phillips Environmental, Inc., 6% due
0.6%                                         10/15/2000++                                       1,000,000      1,180,000
                 B      B3          510,000  USA Waste Services, Inc., 8.50% due
                                             10/15/2002                                           533,811        599,250
                                                                                             ------------   ------------
                                                                                                1,533,811      1,779,250

Furnishings--    B+     Ba3       3,950,000  Interface Flooring Systems, Inc., 8%
1.4%                                         due 9/15/2013                                      3,972,750      3,792,000

Gaming--0.8%     B-     B3        2,000,000  Argosy Gaming Company, 12% due
                                             6/01/2001                                          2,030,000      2,000,000

Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1995 (continued)
                  S&P  Moody's     Face                                                                       Value
Industry         Rating Rating    Amount            Convertible Debentures                      Cost        (Note 1a)
Health Care--    B      B3      $ 1,849,000  GranCare Inc., 6.50% due 1/15/2003              $  1,768,051   $  1,608,630
4.8%             B      B1        1,000,000  HEALTHSOUTH Rehab, 5% due 4/01/2001                1,062,500      1,085,000
                 B-     B2        3,000,000  Integrated Health Services, Inc., 6% due
                                             1/01/2003                                          3,180,000      3,180,000
                 B-     NR*         975,000  Pacific Physician Services, Inc., 5.50%
                                             due 12/15/2003                                       728,813        738,563
                 B+     B2        1,935,000  Quantum Health Resources Inc., 4.75% due
                                             10/01/2000                                         1,554,688      1,664,100
                 NR*    NR*       2,000,000  Regency Health Services, Inc., 6.50% due
                                             7/15/2003                                          2,145,625      2,025,000
                 B-     B3        2,500,000  TheraTex Inc., 8% due 2/01/2002                    2,320,000      2,300,000
                                                                                             ------------   ------------
                                                                                               12,759,677     12,601,293

Home             CCC+   B3        3,730,000  Continental Homes Holding Corp., 6.875%
Building--3.5%                               due 3/15/2002                                      3,641,590      3,394,300
                 NR*    NR*       2,000,000  Engle Homes, Inc., 7% due 3/01/2003                1,807,000      1,720,000
                 B      B2        2,678,000  Schuler Homes Inc., 6.50% due 1/15/2003            2,114,371      2,209,350
                 BB-    Ba3         751,000  Toll Brothers Inc., 4.75% due 1/15/2004              627,190        668,390
                 B-     B2        1,500,000  US Home Corp., 4.875% due 11/01/2005               1,316,875      1,260,000
                                                                                             ------------   ------------
                                                                                                9,507,026      9,252,040

Industrial       BBB    Ba2       3,000,000  Olsten Corporation (The), 4.875% due
Services--1.2%                               5/15/2003                                          3,169,380      3,165,000

Insurance--3.0%  BB-    NR*       3,100,000  Alexander & Alexander Services Inc.,
                                             11% due 4/15/2007                                  3,170,000      3,162,000
                 NR*    NR*       4,000,000  Pioneer Financial Services Inc., 8% due
                                             7/15/2000                                          4,028,750      4,800,000
                                                                                             ------------   ------------
                                                                                                7,198,750      7,962,000

Machinery--2.9%  B+     B1        1,475,000  AGCO Corp., 6.50% due 6/01/2008                    1,494,000      4,410,250
                 B+     B1        3,000,000  Varlen Corp., 6.50% due 6/01/2003                  3,046,250      3,150,000
                                                                                             ------------   ------------
                                                                                                4,540,250      7,560,250

Medical          BB-    Ba3       1,200,000  Bindley Western Industries, Inc., 6.50%
Supplies--0.5%                               due 10/01/2002***                                  1,109,700      1,197,000

Oil Services--   B      B3        1,350,000  SEACOR Holdings, Inc., 6% due 7/01/2003++          1,448,975      1,404,000
1.6%             BB+    NR*       3,000,000  USX Corp., 7% due 6/15/2017                        2,522,500      2,767,500
                                                                                             ------------   ------------
                                                                                                3,971,475      4,171,500

Paper--0.8%      BB-    Ba2       2,000,000  Boise Cascade Corp. (Series E), 7% due
                                             5/01/2016                                          1,955,488      2,100,000

Pharmaceuticals  B-     B3        3,000,000  ICN Pharmaceuticals, Inc., 8.50%
--1.1%                                       due 11/15/1999                                     2,903,850      2,928,750

Real Estate      NR*    NR*       1,500,000  Capstone Capital Trust, Inc., 10.50% due
Investment       NR*    B                    4/01/2002                                          1,631,250      1,620,000
Trust--1.4%                       2,323,000  Pacific Gulf Properties, Inc., 8.375% due
                                             2/15/2001                                          2,066,523      2,102,315
                                                                                             ------------   ------------
                                                                                                3,697,773      3,722,315

Retail Stores--  BB-    B2        2,700,000  Baker (J.) Inc., 7% due 6/01/2002                  2,680,187      2,457,000
5.2%             B-     NR*         769,000  Ben Franklin Retail Stores Inc., 7.50%
                                             due 6/01/2003***                                     776,671        626,735
                 B+     Ba3       3,888,000  Ingles Markets, Inc., 10% due 10/15/2008           4,179,046      3,946,320
                 B+     Ba3       3,700,000  Michaels Stores, Inc., 4.75% due 1/15/2003         3,778,250      3,422,500
                 B-     B2        3,250,000  Sports & Recreation, Inc., 4.25% due
                                             11/01/2000                                         2,394,000      2,429,375
                 BB-    Ba3       1,000,000  Waban Inc., 6.50% due 7/01/2002                      927,500        900,000
                                                                                             ------------   ------------
                                                                                               14,735,654     13,781,930

Textiles--0.7%   BBB-   Ba1       2,000,000  Guilford Mills, Inc., 6% due 9/15/2012             1,755,000      1,940,000

                                             Total Convertible Debentures--46.8%              119,422,981    124,089,600




Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1995 (continued)
                  S&P  Moody's     Shares                                                                     Value
Industry         Rating Rating      Held          Convertible Preferred Stocks                  Cost        (Note 1a)
Air Transport--  B+     B1           25,000  Delta Air Lines, Inc., $3.50, Series C          $  1,250,000   $  1,462,500
0.5%

Automobile       BB+    Ba2          25,200  Federal-Mogul Corp., $3.875, Series D              1,428,675      1,370,250
Parts--1.6%      BB-    B1          200,000  Masco Tech, Inc., $1.20                            3,033,875      2,850,000
                                                                                             ------------   ------------
                                                                                                4,462,550      4,220,250

Banking &        A      Aa3          38,400  Banc One Corporation, $3.50, Series C              2,509,287      2,198,400
Finance--7.2%    BBB    NR*          90,200  Fourth Financial Corporation, $1.75,
                                             Class A                                            2,491,925      2,739,825
                 NR*    NR*         138,200  ONBANCorp. Inc., $1.6875, Series B                 4,169,801      3,610,475
                 A+     A1           44,000  Republic of NY Corp., $3.375                       2,320,640      2,541,000
                 BBB    A2          135,900  Southern National Corp., $1.6875, Series A         3,780,234      4,824,450
                 BB+    NR*          89,400  Union Planters Corp., $2.00, Series E              2,818,585      3,061,950
                                                                                             ------------   ------------
                                                                                               18,090,472     18,976,100

Cement--1.2%     B      B2           60,000  Southdown, Inc., 3.75%, Series B                   2,460,055      3,090,000

Chemicals--0.8%  A      A2           80,000  Atlantic Richfield Company (ARCO)                  1,988,520      2,080,000

Funeral          BBB    Baa2         25,000  SCI Finance, $3.125, Series A                      1,520,250      1,518,750
Services--0.6%

Healthcare       BB     NR*         100,000  FHP International Corp.,
Services--0.9%                               Series A                                           2,414,500      2,350,000

Insurance--3.0%  A+     A1           35,000  American General Delaware, $3.00, Series A         1,750,000      1,815,625
                 BBB-   Ba2          10,000  INTEGON CORPORATION Pfd. $3.875                      488,100        521,250
                 BB-    Baa3         80,000  Kemper Corp., Series E                             3,843,350      3,980,000
                 NR*    NR*           2,000  Westbridge Capital Corporation++                   2,000,000      1,700,000
                                                                                             ------------   ------------
                                                                                                8,081,450      8,016,875

Minerals--2.0%   NR*    NR*          43,150  Cyprus Amax Minerals Co., $4.00, Series A          2,551,244      2,707,662
                 BB+    B1           33,000  Magma Copper Company, $2.812, Series D             2,007,605      1,959,375
                 BB+    Ba2          20,000  Pittston Minerals Group, $3.125++                  1,000,000        620,000
                                                                                             ------------   ------------
                                                                                                5,558,849      5,287,037

Real Estate      BBB    Baa3         80,000  Merry Land & Investment Co., Inc., $2.15,
Investment                                   Series C                                           2,000,000      2,150,000
Trust--3.0%      BBB    Baa3         40,000  Merry Land & Investment Services, Inc.,
                                             $1.75, Series A                                    1,000,000      1,085,000
                 BBB+   Baa3         80,000  Security Capital Pacific Trust                     2,000,000      1,780,000
                 BBB-   Ba1         100,000  Storage Equities Inc., $2.062                      2,518,600      2,825,000
                                                                                             ------------   ------------
                                                                                                7,518,600      7,840,000

Steel--2.4%      B-     B2           92,000  AK Steel Holding Corp.                             2,528,670      2,645,000
                 B+     B3           82,500  WHX Corporation, Series A                          4,571,485      3,795,000
                                                                                             ------------   ------------
                                                                                                7,100,155      6,440,000

Telecommuni-     BBB    Baa3         31,300  Sprint Corp. Pfd $8.25                             1,001,215      1,087,675
cations--0.4%

Tobacco--0.3%    NR*    Ba3         150,000  RJR Nabisco Holdings, Inc., Series C                 975,000        918,750

Transportation/  NR*    Baa3         30,000  Burlington Northern Inc., $3.125, Series A         1,665,900      2,025,000
Railroads--0.8%

Waste            NR*    NR*          15,090  Allied Waste Industries, Inc., $3.75++             1,509,180      2,206,912
Management--     NR*    A1           85,000  Browning-Ferris Industries, Inc.                   3,028,125      3,102,500
2.5%             B      B3           77,400  International Technologies Inc.                    1,474,636      1,402,875
                                                                                             ------------   ------------
                                                                                                6,011,941      6,712,287

                                             Total Convertible Preferred Stocks--27.2%         70,099,457     72,025,224

Convertible Holdings, Inc.
Schedule of Investments as of June 30, 1995 (concluded)
                                    Shares                                                                    Value
Industry                             Held             Common Stocks                              Cost       (Note 1a)
Automobile Parts--0.3%               20,445  Magna International Inc., Class A               $    455,258   $    902,136

Banking & Finance--5.0%              59,000  Deposit Guaranty Corp.                               891,024      2,271,500
                                     96,848  First America Bank Corp.                           2,969,412      3,595,482
                                     11,000  Mellon Bank Corp.                                    242,132        457,875
                                    225,055  Southern National Corporation                      3,245,163      5,401,320
                                     53,761  Washington Mutual Savings Bank                       592,119      1,256,663
                                                                                             ------------   ------------
                                                                                                7,939,850     12,982,840

Drugs--2.6%                         100,000  Bristol-Myers Squibb Co.                           4,985,776      6,812,500

Food Processing--1.9%               371,124  Hudson Foods, Inc., Class A                        4,389,831      5,149,345

Hospital Supplies--1.4%             105,584  Baxter International, Inc.                         1,675,536      3,840,618

Medical Supplies--0.9%              153,715  Bindley Western Industries, Inc.                   2,150,910      2,421,011

Metal Fabricating--1.6%             128,479  Trinity Industries Leasing Co.                     2,974,237      4,271,927

                                             Total Common Stocks--13.7%                        24,571,398     36,380,377


                                    Face
                                   Amount       Short-Term Securities

Commercial Paper**--4.4%        $11,757,000  General Electric Capital Corp.,
                                             6.20% due 7/03/1995                               11,750,926     11,750,926

US Government                                Federal National Mortgage Association:
& Agency                         16,000,000    5.87% due 7/19/1995                             15,950,431     15,950,431
Obligations**-- 7.9%              5,000,000    5.88% due 7/19/1995                              4,984,483      4,984,483
                                                                                             ------------   ------------
                                                                                               20,934,914     20,934,914

                                             Total Short-Term Securities--12.3%                32,685,840     32,685,840

Total Investments--100.0%                                                                    $246,779,676    265,181,041
                                                                                             ============
Short Sales--(proceeds--$1,950,876) (0.7%)***
                                                                                                              (1,930,476)
Other Assets Less Liabilities--0.7%                                                                            1,839,082
                                                                                                            ------------
Net Assets--100.0%                                                                                          $265,089,647
                                                                                                            ============


(a)Represents a pay-in-kind security.
  *Not Rated.
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis and amortized to maturity. The interest rates shown are the discount rates paid at the time of purchase by the Company.
***Covered Short Sales entered into as of June 30, 1995 are as follows:

                                                   Value
    Shares             Issue                 (Notes 1a & 1g)

    71,962  Ben Franklin Retail Stores Inc.      $(377,800)
    52,700  Big B, Inc.                           (744,388)
    24,200  Bindley Western Industries, Inc.      (387,200)
    17,100  Storage Technology Corp.              (421,088)

    Total (proceeds--$1,950,876)               $(1,930,476)
                                               ===========

  ++Restricted securities as to resale. The value of the Company's investment in restricted securities was approximately $15,060,000, representing 5.7% of net assets.

                                             Acquisition                     Value
    Issue                                        Date         Cost         (Note 1a)

    Allied Waste Industries, Inc., $3.75       9/23/1993    $ 1,509,180    $ 2,206,912
    Cemex, S.A.., 4.25% due 11/01/1999         9/28/1994      2,000,000      1,500,000
    Intelcom Group Inc., 7% due 10/30/1998    10/26/1993      1,638,141      1,111,906
    Kumagai Gumi Ltd., 4.875% due
    12/08/1998                                12/01/1993      2,925,000      2,610,000
    Phillips Environmental, Inc., 6%
    due 10/15/2000                            10/13/1993      1,000,000      1,180,000
    Pittston Minerals Group, $3.125            1/11/1994      1,000,000        620,000
    Polyphase Corporation, 12% due
    7/05/1999                                  7/05/1994      2,000,000      1,720,000
    SEACOR Holdings, Inc., 6% due
    7/01/2003                                  2/03/1994      1,448,975      1,404,000
    UAL Corp., 6.375% due 2/01/2025            2/01/1995        897,908      1,007,500
    Westbridge Capital Corporation             4/12/1994      2,000,000      1,700,000

    Total                                                   $16,419,204    $15,060,318
                                                            ===========    ===========


    See Notes to Financial Statements.

Convertible Holdings, Inc.
Statement of Assets, Liabilities and Capital as of June 30, 1995
Assets:
Investments, at value (identified cost--$246,779,676) (Note 1a)                                             $265,181,041
Cash                                                                                                              35,903
Receivables:
 Interest                                                                                  $  2,357,346
 Short sales (Note 1g)                                                                        2,335,696
 Securities sold                                                                              1,659,925
 Dividends                                                                                      462,569        6,815,536
                                                                                           ------------
Deposits for securities sold short                                                                               688,209
Deferred organization expenses (Note 1e)                                                                          98,576
Prepaid expenses and other assets                                                                                 73,018
                                                                                                            ------------
Total assets                                                                                                 272,892,283
                                                                                                            ------------

Liabilities:
Common stocks, sold short, at market value (proceeds--$1,950,876) (Notes 1a & 1g)                              1,930,476
Payables:
 Securities purchased                                                                         5,366,541
 Investment adviser (Note 2)                                                                    386,195
 Dividends for short sales                                                                        3,119        5,755,855
                                                                                           ------------
Accrued expenses and other liabilities                                                                           116,305
                                                                                                            ------------
Total liabilities                                                                                              7,802,636
                                                                                                            ------------
Net Assets                                                                                                  $265,089,647
                                                                                                            ============

Capital (Note 5):
Income Shares:
Par value $.10 per share; 15,000,000 shares authorized; 11,663,100 shares issued           $  1,166,310
Liquidation capital in excess of par                                                        107,300,520
                                                                                           ------------
                                                                                            108,466,830
Undistributed investment income--net                                                          3,623,546
                                                                                           ------------
Net asset value, equivalent to $9.61 per share based on 11,663,100 shares outstanding
 (market value--$10.375)                                                                                    $112,090,376

Capital Shares:
Par value $.10 per share; 15,000,000 shares authorized; 11,663,100 shares issued              1,166,310
Paid-in capital in excess of par                                                            130,096,846
                                                                                           ------------
Total                                                                                       131,263,156
                                                                                           ------------
Undistributed realized gain on investments--net*                                              3,314,350
Unrealized appreciation on investments--net                                                  18,421,765
                                                                                           ------------
Total                                                                                        21,736,115
                                                                                           ------------
Net asset value, equivalent to $13.12 per share based on 11,663,100 shares outstanding
 (market value--$11.00)                                                                                      152,999,271
                                                                                                            ------------
Net Assets                                                                                                  $265,089,647
                                                                                                            ============

*Net of taxes on undistributed net realized long-term capital gains (Note 1c).





See Notes to Financial Statements.



Convertible Holdings, Inc.
Statement of Operations for the Six Months Ended June 30, 1995
Investment Income (Note 1d):
Interest and discount earned                                                               $  5,486,247
Dividends (net of $1,196 foreign withholding tax)                                             2,400,016
                                                                                           ------------
Total income                                                                                                $  7,886,263

Expenses:
Investment advisory fees (Note 2)                                                               752,505
Transfer agent fees                                                                              50,374
Accounting services (Note 2)                                                                     45,164
Printing and shareholder reports                                                                 41,495
Professional fees                                                                                34,552
Amortization of organization expenses (Note 1e)                                                  18,642
Directors' fees and expenses                                                                     17,882
Custodian fees                                                                                   10,922
Dividends on securities sold short                                                                5,711
Insurance                                                                                         2,445
Pricing services                                                                                  1,843
Interest on securities sold short                                                                 1,334
Listing fees                                                                                        122
Other                                                                                            19,216
                                                                                           ------------
Total expenses                                                                                                 1,002,207
                                                                                                            ------------
Investment income--net                                                                                         6,884,056
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net
(Notes 1b, 1d & 3):
Realized gain on investments--net                                                                              4,074,789
Change in unrealized appreciation/depreciation on investments--net                                            19,157,891
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 30,116,736
                                                                                                            ============





See Notes to Financial Statements.



                                                                                          For the Six        For the
Convertible Holdings, Inc.                                                                Months Ended      Year Ended
Statements of Changes in Net Assets                                                      June 30, 1995    Dec. 31, 1994
Increase (Decrease) in Net Assets:

Operations:
Investment income--net                                                                     $  6,884,056     $ 14,022,417
Realized gain (loss) on investments and foreign currency transactions--net                    4,074,789         (687,869)
Change in unrealized appreciation/depreciation on investments and foreign currency
transactions--net                                                                            19,157,891      (24,517,084)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              30,116,736      (11,182,536)
                                                                                           ------------     ------------

Dividends & Distributions to Shareholders (Notes 1f & 4):
Investment income--net                                                                       (3,267,460)     (14,067,021)
Realized gain on investments--net                                                                    --          (94,645)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to shareholders        (3,267,460)     (14,161,666)
                                                                                           ------------     ------------

Capital Share Transactions (Note 5):
Income shares                                                                                  (105,090)      (5,036,880)
Capital shares                                                                                 (120,266)      (6,152,490)
                                                                                           ------------     ------------
Net decrease in net assets resulting from treasury stock transactions                          (225,356)     (11,189,370)
                                                                                           ------------     ------------

Net Assets:
Total increase (decrease) in net assets                                                      26,623,920      (36,533,572)
Beginning of period                                                                         238,465,727      274,999,299
                                                                                           ------------     ------------
End of period*                                                                             $265,089,647     $238,465,727
                                                                                           ============     ============

*Undistributed investment income--net                                                      $  3,623,546     $      6,950
                                                                                           ============     ============





See Notes to Financial Statements.




Convertible Holdings, Inc.
Financial Highlights
                                                                 For the Six
The following per share data and ratios have been derived        Months Ended      For the Year Ended December 31,
from information provided in the financial statements.          June 30, 1995   1994       1993        1992       1991
Increase (Decrease) in Net Asset Value:

Income Shares:
Per Share Operating Performance:
Net asset value, beginning of period                               $   9.30   $   9.30   $   9.30   $   9.31    $   9.30
                                                                   --------   --------   --------   --------    --------
Investment income--net                                                  .59       1.19       1.20       1.35        1.41
Dividends of investment income--net                                    (.28)     (1.19)     (1.20)     (1.36)      (1.40)
                                                                   --------   --------   --------   --------    --------
Net asset value, end of period                                     $   9.61   $   9.30   $   9.30   $   9.30    $   9.31
                                                                   --------   --------   --------   --------    --------
Market price per share, end of period                              $ 10.375   $  10.00   $ 10.625   $  11.25    $ 12.625
                                                                   --------   --------   --------   --------    --------

Total Investment Return:**
Based on market value per share                                       6.86%+++   6.61%      7.20%      2.74%      34.37%
                                                                   --------   --------   --------   --------    --------
Based on net asset value per share                                    6.43%+++  13.28%     13.50%     15.17%      15.87%
                                                                   --------   --------   --------   --------    --------

Capital Shares:
Per Share Operating Performance:
Net asset value, beginning of period                               $  11.13   $  13.21   $  12.87   $  10.91    $   7.67
                                                                   --------   --------   --------   --------    --------
Realized and unrealized gain (loss) on investments--net                1.99      (2.12)      1.43       2.03        3.24
Distributions of realized gain on investments--net                       --       (.01)     (1.17)      (.12)         --
Effect of repurchase of Treasury Stock                                   --++      .05        .08        .05          --
                                                                   --------   --------   --------   --------    --------
Net asset value, end of period                                     $  13.12   $  11.13   $  13.21   $  12.87    $  10.91
                                                                   ========   ========   ========   ========    ========
Market value per share, end of period                              $  11.00   $   9.00   $ 10.875   $  9.375    $  6.875
                                                                   ========   ========   ========   ========    ========

Total Investment Return:**
Based on market value per share                                      22.22%+++ (17.17%)    28.77%     38.11%      61.76%
                                                                   ========   ========   ========   ========    ========
Based on net asset value per share                                   17.88%+++ (15.68%)    13.94%     19.48%      42.24%
                                                                   ========   ========   ========   ========    ========

Total Fund:
Ratios to Average Net Assets:
Total expenses***                                                      .80%*      .87%       .80%       .80%        .83%
                                                                   ========   ========   ========   ========    ========
Investment income--net                                                5.51%*     5.43%      5.10%      6.34%       7.24%
                                                                   ========   ========   ========   ========    ========

Supplemental Data:
Net assets, end of period (in thousands)                           $265,090   $238,466   $274,999   $289,366    $275,045
                                                                   ========   ========   ========   ========    ========
Portfolio turnover                                                   42.45%     69.37%    116.03%     76.54%      54.90%
                                                                   ========   ========   ========   ========    ========


  *Annualized.
 **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
***Excluding taxes on undistributed net realized long-term capital gains (Note 1c).
 ++Amount is less than $.01 per capital share.
+++Aggregate total investment return.





See Notes to Financial Statements.




Convertible Holdings, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
Convertible Holdings, Inc. (the "Company") is a diversified, closed-end, "dual purpose" investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of investments--Portfolio securities which are traded only on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the most recent bid prices as obtained from one or more dealers that make markets in these securities. Portfolio securities which are traded both in the over-the-counter markets and on a stock exchange are valued according to the broadest and most representative market. Securities and assets for which market quotations are not readily available and securities subject to restrictions on resale are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company. Short-term securities are valued at amortized cost, which approximates market value.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) such transactions expressed in foreign currency into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and net realized short-term capital gains. The Company intends to retain net realized long-term capital gains, if any, and pay taxes on such gains at the Federal tax rates applicable to corporations.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a twelve-year period ending on July 31, 1997, the redemption date for the Income Shares.

(f) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.

(g) Short sales--When the Company engages in a short sale, an amount equal to the proceeds received by the Company is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Company maintains a segregated account of securities and cash as collateral for the short sales. The Company owns convertible bonds or stock of the same issuer which covers the short sale. The Company is exposed to market risk based on the amount, if any, that the market value of the stock exceeds proceeds received. Securities have been borrowed from Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), to execute short sales.


Convertible Holdings, Inc.
Notes to Financial Statements (continued)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner.

MLAM is responsible for the management of the Company's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Company. For such services, the Company pays MLAM a quarterly fee at the annual rate of 0.60% of the Company's average weekly net assets.

The investment advisory fee is reduced by 25% for any quarter in which the Company fails to meet the Minimum Income Rate Objective ("Objective") at the close of any fiscal quarter. The Objective is to obtain a minimum annualized rate of income return equal to 85% of the yield of the Value Line Convertible Index.

Accounting services are provided to the Company by MLAM at cost.

During the six months ended June 30, 1995, the Company paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $1,864 for security price quotations to compute the net asset value of the Company.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLPF&S and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1995 were $98,679,013 and $91,586,895, respectively.

Net realized and unrealized gains as of June 30, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 3,853,894    $18,401,365
Short sales                           220,895         20,400
                                  -----------    -----------
Total                             $ 4,074,789    $18,421,765
                                  ===========    ===========


As of June 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $18,401,365, of which $25,450,658 related to appreciated securities and $7,049,293 related to depreciated securities. The aggregate cost of investments at June 30, 1995 for Federal income tax purposes was $246,779,676.


4. Distributions:
The Company distributes its net investment income quarterly to holders of Income Shares. Income Shares are entitled to cumulative dividends in an amount equivalent to net investment income, with a minimum annual rate of $1.00 per share. To the extent that any such cumulative dividend cannot be satisfied from net investment income, it will be paid from any net realized short-term or long-term capital gains. Capital Shares will not be entitled to receive distributions from net investment income until 1997.

To the extent not needed to pay the Income Shares' minimum cumulative dividends, distributions from net realized short-term capital gains, if any, may be paid to holders of the Capital Shares in the succeeding year. The Company will not distribute net realized long-term capital gains except to the limited extent described above.


Convertible Holdings, Inc.
Notes to Financial Statements (concluded)


5. Share Transactions:
At June 30, 1995, there were 15,000,000 shares of $.10 par value authorized for each class. During the six months ended June 30, 1995, the Company repurchased 11,300 Income Shares and 11,300 Capital Shares at an average market price of $10.165 and $9.87, respectively, all of which have been retired.

As long as any Income Shares are outstanding, the Company will not issue any additional Capital Shares or Income Shares.

The Company intends to redeem all Income Shares in 1997 for $9.30 per share plus accumulated and unpaid dividends ("liquidation value"). As a result of this liquidation preference, the per share capital of the Income Shares is maintained at the liquidation value plus any unpaid income dividends. The capital of the Capital Shares reflects a deduction of $9,750 for the difference between the cost of the Income Shares repurchased during the six months ended June 30, 1995 and the $9.30 per share liquidation value for Income Shares. After July 31, 1997, Capital Shares will then be the sole remaining class of shares of the Company outstanding, and the Board of Directors will decide whether to liquidate the Company or to submit to the holders of Capital Shares a proposal to change the Company to an open-end investment company.


6. Capital Loss Carryforward:
At December 31, 1994, the Company had a net capital loss carryforward of approximately $439,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
On July 6, 1995, the Company's Board of Directors declared an ordinary income dividend to income shareholders in the amount of $0.310089 per income share, payable on July 28, 1995 to shareholders on record as of July 18, 1995.


Quarterly Data
                                               Income Shares                   Capital Shares               Total Fund
                                                                             Net Realized and        Net Increase (Decrease)
                                                      Net Investment     Unrealized Gains (Losses)        in Net Assets
                                     Investment           Income               on Investments*      Resulting from Operations
For the Quarter                        Income        Amount     Per Share   Amount        Per Share     Amount      Per Share
July 1, 1993 to Sept. 30, 1993      $4,251,430     $3,657,430     $.29     $ 7,628,097     $ .60      $11,285,525     $ .89
Oct. 1, 1993 to Dec. 31, 1993        4,694,134      4,088,211      .33        (928,296)     (.08)       3,159,915       .25
Jan. 1, 1994 to March 31, 1994       4,248,768      3,609,304      .30      (8,363,718)     (.69)      (4,754,917)     (.40)
April 1, 1994 to June 30, 1994       3,945,086      3,375,005      .29     (11,452,246)     (.98)      (8,076,738)     (.68)
July 1, 1994 to Sept. 30, 1994       3,953,484      3,403,083      .29       6,647,525       .63       10,043,155       .86
Oct. 1, 1994 to Dec. 31, 1994        4,114,621      3,635,025      .31     (12,036,514)    (1.03)      (8,401,489)     (.72)
Jan. 1, 1995 to March 31, 1995       3,802,213      3,312,277      .28      10,895,458       .93       14,207,734      1.22
April 1, 1995 to June 30, 1995       4,084,050      3,571,779      .31      12,337,222      1.06       15,909,002      1.36


 *Net of tax on undistributed net realized long-term capital gains (Note 1c).

Convertible Holdings, Inc.
Stockholder Information

Consolidated Transaction Reporting System Prices
                                                    Income Shares                                Capital Shares
                                         Net Asset Value       Market Price*           Net Asset Value      Market Price*
For the Quarter                           High     Low        High       Low            High      Low      High      Low
July 1, 1993 to Sept. 30, 1993          $9.59     $9.33     $11 3/4    $10 1/2        $14.42    $13.70   $11       $10 3/8
Oct. 1, 1993 to Dec. 31, 1993            9.63      9.29      11 1/4     10 5/8         14.69     13.21    11 1/2    10 7/8
Jan. 1, 1994 to March 31, 1994           9.60      9.33      11 3/8     10 5/8         13.63     12.52    10 7/8     9 3/8
April 1, 1994 to June 30, 1994           9.62      9.34      11 1/8     10 5/8         12.57     11.58    10 5/8     9
July 1, 1994 to Sept. 30, 1994           9.61      9.34      11         10 1/8         12.49     11.59     9 5/8     8 7/8
Oct. 1, 1994 to Dec. 31, 1994            9.61      9.30      10 1/2      9 7/8         12.00     10.85     9 5/8     8 7/8
Jan. 1, 1995 to March 31, 1995           9.58      9.32      10 3/8     10             12.06     11.25    10 1/8     9
April 1, 1995 to June 30, 1995           9.61      9.35      10 1/2      9 7/8         13.24     12.13    11 1/8     9 7/8


*As reported in the consolidated transaction reporting system.




Convertible Holdings, Inc.
Ten Largest Holdings

Bristol-Myers Squibb Co.
Southern National Corporation
Hudson Foods, Inc., Class A
Southern National Corp., $1.6875, Series A
Pioneer Financial Services Inc., 8% due 7/15/2000
AGCO Corp., 6.50% due 6/01/2008
Trinity Industries Leasing Co.
EMC Corporation, 4.25% due 1/01/2001
Avnet, Inc., 6% due 4/15/2012
Kemper Corp., Series E

About Convertible Holdings, Inc.


A closed-end "dual purpose" investment company, Convertible Holdings, Inc. invests primarily in convertible bonds and convertible preferred stock. The Company has two classes of shares: Capital Shares (NYSE symbol CNV) for those seeking long-term growth of capital; and Income Shares
(NYSE symbol CNV Pr) for those seeking current and long-term growth of income.

Both classes of shares represent "leveraged" investments. This is because Capital Share investors initially provided only 42.5% of the Company's capital at inception in 1985, yet will receive all of the portfolio's capital appreciation. Income Share investors, on the other hand, initially provided 57.5% of the Company's capital, but will receive all of the portfolio's income. In other words, investors in either class of shares have more assets working for their respective investment goals than they have contributed.

In 1997, Income Shares will be redeemed at $9.30 per share, plus accumulated and unpaid dividends. (Should assets be insufficient to redeem the Income Shares at such amount, total net assets of the Company would be distributed to Income Shareholders on a pro-rata basis.) After redemption of the Income Shares, Capital Shareholders will own all remaining assets.Thereafter, the Company will either liquidate or submit to the Capital Shareholders a proposal to continue as an open-end investment company (i.e., a mutual fund).

Share Comparison
The following is a brief summary of certain rights of each class of shares of the Company.

Capital Shares                     Income Shares

Entitled to all the port-          Entitled to all the port-
folio's appreciation.              folio's net income, paid
                                   quarterly.

No distributions from net          Minimum cumulative
income received as long            dividend of $1.00
as Income Shares are               annually.
outstanding.

Bear none of the Com-              Pay all of the Company's
pany's expenses.                   expenses.

Potential for capital              Potential for growing
appreciation with poten-           income stream if portfolio
tial lower downside risk           appreciates over time.
than a leveraged com-
mon stock portfolio.

NYSE symbol CNV                    NYSE symbol CNV Pr

Convertible Holdings, Inc.


Glossary

Break-Even Time
This calculation, based on a dollar-for-dollar basis, shows the number of years over which the dollar conversion premium may be recovered by the increased dollar income of the convertible over that of the underlying common stock, assuming no change in the dividend on the underlying stock. (Also called the premium recovery period.)

Call Protection
Nearly all the convertibles have call provisions which give the issuers the right to buy back the issue at a premium over the price at which it was issued. A company may wish to reduce its bond interest expense or preferred dividend requirements, replacing them with a lower-yielding common stock. To protect the security-holder, some issues are not subject to redemption for a stated period of time, thus ensuring their income requirements during that period. There are no provisional terms under which a security with hard (absolute) call protection may be called.

Conversion Value
A convertible security is entitled to a fixed number of common shares upon conversion. For bonds, it is typically the number of shares per $1,000 principal amount. For preferreds, the number of shares multiplied by the market value per common share is the preferred's conversion value.

Net Income
Net income includes all dividends, interest and other income (but not realized or unrealized gains, stock dividends, and other capital items) earned by the Company on its portfolio holdings, net of the Company's expenses. For purposes of determining Net Income, expenses do not include taxes on undistributed net long-term capital gains paid by the Company.

Percent Premium
The percentage over conversion value at which the convertible security trades. If a convertible bond is selling at 120 and its conversion value is 105, then the conversion premium is 15 points ($150), or 14.3%.